SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2006

Monster Worldwide, Inc.

(Exact name of issuer as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-21571	13-3906555
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue
New York, NY 10017
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (212) 351-7000

None.
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01.                              REGULATION FD DISCLOSURE

The information under Item 8.01 of this Current Report on Form 8-K is incorporated under this Item 7.01 as if set forth herein.

ITEM 8.01.                              OTHER EVENTS.

Monster Worldwide, Inc. (“the Company”), has updated its Financial Supplement to reflect the disposition of its Advertising & Communications business in the Asia-Pacific region and the introduction of its new reportable segments. The updated and revised Financial Supplement can be accessed directly at http://www.monsterworldwide.com/Q405.pdf or through the Company’s Investor Relations website at http://ir.monsterworldwide.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

By:	/s/ Charles Baker
Charles Baker
Chief Financial Officer

Dated: April 5, 2006